UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018
______________________________

U.S. CONCRETE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34530	76-0586680
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 N. Main Street
Euless, Texas 76039
(Address of principal executive offices, including ZIP code)

(817) 835-4105
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
__________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company □

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period or complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its 2018 annual meeting of stockholders (the “Annual Meeting”) on May 17, 2018. At the Annual Meeting, there were 15,198,966 shares of common stock of the Company present in person or represented by proxy and entitled to vote. The Company’s stockholders were asked to vote on the following three proposals, each of which is described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 29, 2018 (the “Proxy Statement”): (1) the election of six directors, (2) the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018, and (3) advisory approval of executive compensation.

Proposal #1 - Election of Directors. The stockholders elected the six nominees listed below to hold office until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualified, by the following vote:

Nominee	For	Against	Abstain	Broker Non-Votes
William J. Sandbrook	11,945,791	262,757	20,605	2,969,813
Kurt M. Cellar	11,623,539	584,486	21,128	2,969,813
Michael D. Lundin	11,305,912	577,733	345,508	2,969,813
Robert M. Rayner	11,627,136	580,759	21,258	2,969,813
Colin M. Sutherland	11,630,313	577,621	21,219	2,969,813
Theodore P. Rossi	11,966,802	241,016	21,335	2,969,813

Proposal #2 - Ratification of Ernst & Young LLP. The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2018, by the following vote:

For	Against	Abstentions	Broker Non-Votes
15,139,674	31,788	27,504	—

Proposal #3 - Advisory Approval of Executive Compensation. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the Proxy Statement by the following vote:

For	Against	Abstentions	Broker Non-Votes
11,516,749	678,207	34,197	2,969,813

Item 8.01 Other Events.

On May 18, 2018, the Company issued a press release announcing William J. Sandbrook as Chairman of the Board of Directors, which is attached to this report as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit
99.1	Press release, dated May 18, 2018, announcing the appointment of William J. Sandbrook as Chairman of the Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. CONCRETE, INC.

Date: May 18, 2018	By:	/s/ John E. Kunz
John E. Kunz
Senior Vice President and Chief Financial Officer
(Principal Accounting and Financial Officer)